UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 10, 2016

LION BIOTECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

NEVADA

(State of Incorporation)

001-36860	75-3254381
(Commission File Number)	(I.R.S. Employer Identification No.)

112 W. 34th Street, 17th floor, New York, New York	10120
(Address of Principal Executive Offices)	(Zip Code)

212-946-4856

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.02.	Results of Operations and Financial Condition.

On March 10, 2016, Lion Biotechnologies, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2015. A copy of that press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this report:

99.1	Press Release of Lion Biotechnologies, Inc., dated March 10, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LION BIOTECHNOLOGIES, INC.

Date:	March 10, 2016	By:	/s/ Molly Henderson
Molly Henderson, Chief Financial Officer